UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  May 19, 2025

HYPERSCALE DATA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11411 Southern Highlands Parkway, Suite 190, Las Vegas, NV 89141

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	GPUS	NYSE American
13.00% Series D Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	GPUS PD	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 19, 2025, Hyperscale Data, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Meeting”). As of April 30, 2025, the record date for the Meeting, the Company had outstanding and entitled to vote (i) 1,706,356 shares of its Class A Common Stock, par value $0.001 per share (the “Class A Common Stock”), (ii) 4,995,709 shares of its Class B Common Stock, par value $0.001 per share, (iii) 50,000 shares of its Series C Convertible Preferred Stock and (iv) 960 shares of its Series G Convertible Preferred Stock issued and outstanding, which together constitute all of the outstanding voting capital stock of the Company.

At the Meeting, the stockholders voted on seven proposals, which are described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on May 2, 2025. At the Meeting, stockholders approved the proposals that were presented for a vote. The table below sets forth the number of votes cast for and against, and the number of abstentions or broker non-votes, for each matter voted upon by the Company’s stockholders.

Proposal One: Approval of, pursuant to Rule 713(a) of the NYSE American, the conversion of the Company’s 60,000 shares of Series B Preferred Stock into the Company’s Class A Common Stock, pursuant to the Securities Purchase Agreement dated March 31, 2025.

For	Against	Abstain	Broker Non-Votes
43,042,907	40,310	847	0

Proposal Two: Approval of, pursuant to Rule 713(a) of the NYSE American, the conversion of the SJC Exchange Note in the principal amount of $4,909,410.96 into Class A Common Stock, which SJC Exchange Note was issued to the holder on March 21, 2025.

For	Against	Abstain	Broker Non-Votes
43,043,732	39,424	908	0

Proposal Three: Approval of, pursuant to Rule 713(a) of the NYSE American, the conversion of the A&R Forbearance Note in the principal amount of $3,500,000 into Class A Common Stock, which A&R Forbearance Note was issued pursuant to the Forbearance Agreement dated February 25, 2025.

For	Against	Abstain	Broker Non-Votes
43,043,589	39,534	941	0

Proposal Four: Approval of, pursuant to Rule 713(a) of the NYSE American, the conversion of the Orchid Exchange Note in the principal amount of $4,193,314.54 into Class A Common Stock, which Orchid Exchange Note was issued pursuant to the Exchange Agreement dated March 14, 2025.

For	Against	Abstain	Broker Non-Votes
43,043,672	39,490	902	0

Proposal Five: Approval of, pursuant to Rule 713(a) of the NYSE American, the conversion of the Orchid Convertible Note in the principal amount of $1,650,000 into Class A Common Stock, which Orchid Convertible Note was issued to the holder on April 1, 2025.

For	Against	Abstain	Broker Non-Votes
43,044,248	38,792	1,024	0

Proposal Six: Approval of, pursuant to Rule 713(a) of the NYSE American, the conversion of Target Capital Convertible Note in the principal amount of $3,750,000 into Class A Common Stock, which Target Capital Convertible Note was issued to the holder on April 15, 2025.

For	Against	Abstain	Broker Non-Votes
43,043,875	39,254	935	0

Proposal Seven: Approval of, pursuant to pursuant to Rule 713(a) of the NYSE American, the conversion of the Secure Net Capital Convertible Note in the principal amount of $1,250,000 into Class A Common Stock, which Secure Net Capital Convertible Note was issued to the holder on April 15, 2025.

For	Against	Abstain	Broker Non-Votes
43,043,775	39,349	940	0

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

Exhibit No.	Description
101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERSCALE DATA, INC.

Dated: May 19, 2025	/s/ Kenneth S. Cragun
Kenneth S. Cragun
Chief Financial Officer